Exhibit 10.11

                             FOURTH AMENDMENT TO THE
                        HEICO SAVINGS AND INVESTMENT PLAN

        THIS FOURTH AMENDMENT (the "Amendment"), made as of the 13th day of December, 2004, to the HEICO Savings and Investment Plan (the "Plan"), by HEICO Corporation, a Florida corporation (the "Company").

                              W I T N E S S E T H:

        WHEREAS, the Company maintains the Plan for the sole and exclusive benefit of its eligible participants and their respective beneficiaries under the terms and provisions of the Internal Revenue Code of 1986, as amended; and

        WHEREAS, pursuant to Section 15.01 of the Plan, the Company has the power to amend the Plan;

        NOW, THEREFORE, the Plan shall be amended as follows:

        EFFECTIVE AS OF JANUARY 1, 2004

1.      Section 7.01(a) is hereby amended in its entirety to read as follows:

                "(a) The Average Actual Deferral Percentage for all Participants who are Highly Compensated Employees may not exceed the greater of:

                        (1) the Average Actual Deferral Percentage for all Participants who are Non-Highly Compensated Employees for the current Plan Year multiplied by 1.25; or

                        (2) the Average Actual Deferral Percentage for all Participants who are Non-Highly Compensated Employees for the current Plan Year multiplied by two, but not more than two percentage points in excess of the Average Actual Deferral Percentage of Participants who are Non-Highly Compensated Employees.

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                        This method of testing is referred to as the "Current
                        Year Testing Method," and is effective for Plan Years beginning on or after January 1, 2004, unless otherwise provided in the Plan."

2.      Section 7.01(b) is hereby amended in its entirety to read as follows:

                "(b) Should neither limitation (1) or (2) in Section 7.01(a) be met with respect to a Plan Year, the Committee, subject to applicable law and regulations, shall cause Excess Contributions and income allocable thereto to be distributed in accordance with Section 7.01(d) no later than 2 1/2 months following the end of any Plan Year to Participants on whose behalf such Excess Contributions were made for the current Plan Year.

                        A distribution of Excess Contributions and income, gains and losses allocable thereto shall be made without regard to any consent otherwise required under Section 10.01(c) or any other provision of the Plan. A distribution pursuant to Section 7.01(b)(1) of Excess Contributions and income, gains and losses allocable thereto shall not be treated as a distribution for purposes of determining whether the distribution required by Section 10.06 is satisfied. Any distribution under Section 7.01(b)(1) of less than the entire Excess Contribution and income, gains and losses allocable thereto shall be treated as a pro rata distribution of Excess Contributions and income, gains and losses allocable thereto. In no event shall Excess Contributions for a Plan Year remain unallocated or be allocated to a suspense account for allocation to one or more employees in any future Plan Year."

3. The first paragraph of Section 7.01(d) is hereby amended in its entirety to read as follows:

                "(d) Elective Deferral Contributions exceeding the limitations of Section 7.01(a) ("Excess Contributions") and any income or loss allocable to such Excess Contribution shall be designated by the Committee as Excess Contributions and shall be distributed to Highly Compensated Employees whose Accounts were credited with Excess Contributions in the current Plan Year to determine the aggregate amount of Excess Contributions to be distributed, the Committee shall first determine the aggregate dollar amount of the distribution as follows:"

4.      Section 7.02(a) is hereby amended in its entirety to read as follows:

                "(a) The Average Actual Contribution Percentage for Participants who are Highly Compensated Employees may not exceed the greater of:

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                        (1)     the Average Actual Contribution Percentage for
                                all Participants who are Non-Highly Compensated Employees for the current Plan Year multiplied by 1.25; or

                        (2) the Average Actual Contribution Percentage for all Participants who are Non-Highly Compensated Employees for the current Plan Year multiplied by two, but not more than two percentage points in excess of the Average Actual Contribution Percentage of Participants who are Non-Highly Compensated Employees.

                        This method of testing is referred to as the "Current Year Testing Method," and is effective for Plan Years beginning on or after January 1, 2004, unless otherwise provided in the Plan."

        EFFECTIVE AS OF JANUARY 1, 2005

5.      Section 4.01(a) is hereby amended in its entirety to read as follows:

                "(a)    Each Employer shall contribute to the Trust, on behalf
                of each Participant, Elective Deferral Contributions as specified in a salary reduction agreement between the Participant and such Employer; provided, however, that such contribution for a Participant shall not exceed the limitations set forth in Code Section 402(g), or any successor thereto, for each Plan Year (including any other elective deferrals within the meaning of Code Section 402(g)(3) in the case of all other plans, contracts, or arrangements of the Employer)."

6.      A new Section 4.02A is hereby added to read as follows:

                "4.02A    CATCH-UP CONTRIBUTIONS.

                (a) Eligibility. Effective for Plan Years beginning on or after January 1, 2005, all Employees who are eligible to make Elective Deferral Contributions under this Plan and who are projected to have attained age 50 before the close of the Plan Year shall be eligible to make Catch-Up Contributions in accordance with, and subject to the limitations of, Code Section 414(v).

                (b) Election. In order to have Catch-Up Contributions made on his or her behalf for a Plan Year, a Participant shall direct that such Catch-Up Contributions be made pursuant to a procedure prescribed by the Committee whereby such Participant's annual Compensation shall be reduced by a specified amount not to exceed the limitations of Code Section 414(v), and whereby the Employer agrees to contribute an identical amount on the

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                        Participant's behalf to the Plan on a pre-tax basis
                        under this Section 4.02A.

                (c) Application. Such Catch-Up Contributions shall not be taken into account for purposes of the limitation set forth in Section 5.02 hereof as well as the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as
                        applicable, by reason of the making of such Catch-Up Contributions.

                (d) Classification; No Matching Contributions. For purposes of this Plan, except as provided in this Section 4.02A, Catch-Up Contributions shall be considered Elective Deferral Contributions and shall be allocated to a Participant's Elective Deferral Account. Notwithstanding the foregoing, Catch-Up Contributions shall not be considered Elective Deferral Contributions for purposes of allocating Matching Contributions as provided in
                        Section 4.03(a) of this Plan."

7.      Subsection 7.01(e) is hereby amended in its entirety to read as follows:

                "(e) The income, gain or loss allocable to distributed Excess Contributions for the Plan Year for purposes of Section 4.01(b) is determined by multiplying the income for the Plan Year allocable to Elective Deferral Contributions by a fraction. The numerator of the fraction is the Excess Contribution distributed to the Participant for the Plan Year. The denominator of the fraction is the total Account Balance of the Participant attributable to Elective Deferral Contributions as of the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year."

8.      Subsection 7.02(f) is hereby amended in its entirety to read as follows:

                "(f) The income, gain or loss allocable to distributed Excess Aggregate Contributions for the Plan Year is determined by multiplying the income for the Plan Year allocable to Matching Contributions by a fraction. The numerator of the fraction is the Excess Aggregate Contributions made on behalf of the Participant for the Plan Year. The denominator of the fraction is the total Account Balance of the Participant attributable to Matching Contributions as of the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year."

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9.      In all other respects, the Plan shall remain unchanged by the Amendment.

        IN WITNESS WHEREOF, the Company has caused this instrument to be executed the day and year first above written.

                                        HEICO Corporation, a Florida corporation

                                        By:
                                               ---------------------------------
                                        Name:
                                        Title: